                                                                   Exhibit 99.17

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

ARM

                         NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------  --------  --------------  --------  --------  --------  -----------  --------  -----------  -------
476 to 500                    6   $    1,018,431     0.10%    8.42%      500      $169,738    74.47%      86.26%      0.00%
501 to 525                  147       30,348,491     2.83    8.217       516       206,452    74.67       60.14          0
526 to 550                  208       43,946,288      4.1    7.943       537       211,280    76.39       54.45          0
551 to 575                  336       74,377,890     6.94    7.696       563       221,363    80.33       51.77          0
576 to 600                  495      116,039,114    10.83    7.325       589       234,422    80.87       56.25       9.32
601 to 625                  802      210,953,212    19.69    7.212       613       263,034    81.13       31.37      15.52
626 to 650                  719      195,049,355    18.21    7.089       638       271,279    81.04       27.97      17.42
651 to 675                  557      154,369,487    14.41    7.071       662       277,145    81.34       17.43       23.7
676 to 700                  335       97,372,468     9.09    6.999       687       290,664    80.71       20.19      34.42
701 to 725                  225       65,193,862     6.09    6.948       712       289,750     80.8       22.58      47.48
726 to 750                  144       45,883,037     4.28     6.95       736       318,632    81.07       24.91       46.1
751 to 775                   62       17,865,250     1.67      6.9       762       288,149    79.99        16.2       52.2
776 to 800                   52       17,294,329     1.61    6.828       787       332,583    80.22       32.37      45.22
801 to 825                    5        1,549,493     0.14    7.138       804       309,899    84.79       14.05       20.3
                          -----   --------------   ------    -----       ---      --------    -----       -----      -----
TOTAL:                    4,093   $1,071,260,707   100.00%    7.22%      636      $261,730    80.59%      32.58%     20.28%
                          =====   ==============   ======    =====       ===      ========    =====       =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 636.

FIXED

                         NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------  --------  ------------  --------  --------  --------  -----------  --------  -----------  -------
501 to 525                    7   $  1,198,399     0.61%    9.13%      518      $171,200    77.73%      56.59%     0.00%
526 to 550                   18      1,949,838        1    8.674       541       108,324    73.53       82.66         0
551 to 575                   31      4,619,033     2.37    8.242       564       149,001    79.64       76.45         0
576 to 600                  226     17,938,063      9.2    9.472       590        79,372    87.27       61.96         0
601 to 625                  505     39,516,227    20.28    9.932       613        78,250    91.73       34.95         0
626 to 650                  498     39,119,495    20.07    9.877       639        78,553    92.08       34.19         0
651 to 675                  422     34,858,442    17.89    9.858       663        82,603    94.56       18.49         0
676 to 700                  260     22,726,293    11.66    9.359       687        87,409    93.59       18.69         0
701 to 725                  179     14,897,045     7.64     9.18       711        83,224    95.97       20.38         0
726 to 750                  105     10,055,303     5.16    9.015       738        95,765    94.25       30.65         0
751 to 775                   51      4,183,529     2.15    9.398       763        82,030    94.08       13.94         0
776 to 800                   41      3,652,195     1.87    8.917       787        89,078    92.45        33.6         0
801 to 825                    2        164,079     0.08    9.483       808        82,040      100       40.91         0
                          -----   ------------   ------    -----       ---      --------    -----       -----      ----
TOTAL:                    2,345   $194,877,942   100.00%    9.61%      652      $ 83,104    92.08%      32.23%     0.00%
                          =====   ============   ======    =====       ===      ========    =====       =====      ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 507 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

TOTAL

                         NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------  --------  --------------  --------  --------  --------  -----------  --------  -----------  -------
476 to 500                    6   $    1,018,431     0.08%    8.42%      500      $169,738    74.47%      86.26%      0.00%
501 to 525                  154       31,546,889     2.49    8.252       516       204,850    74.78       60.01          0
526 to 550                  226       45,896,126     3.62    7.974       537       203,080    76.27       55.64          0
551 to 575                  367       78,996,923     6.24    7.728       563       215,250    80.29       53.21          0
576 to 600                  721      133,977,177    10.58    7.612       589       185,821    81.73       57.01       8.07
601 to 625                1,307      250,469,440    19.78    7.641       613       191,637     82.8       31.93      13.07
626 to 650                1,217      234,168,850    18.49    7.555       638       192,415    82.88       29.01      14.51
651 to 675                  979      189,227,929    14.95    7.585       663       193,287    83.77       17.62      19.34
676 to 700                  595      120,098,761     9.49    7.446       687       201,847    83.15       19.91      27.91
701 to 725                  404       80,090,907     6.33    7.363       712       198,245    83.62       22.17      38.65
726 to 750                  249       55,938,339     4.42    7.321       737       224,652    83.44       25.94      37.81
751 to 775                  113       22,048,780     1.74    7.374       762       195,122    82.66       15.77       42.3
776 to 800                   93       20,946,524     1.65    7.192       787       225,231    82.35       32.59      37.33
801 to 825                    7        1,713,572     0.14    7.362       804       244,796    86.25       16.62      18.35
                          -----   --------------   ------    -----       ---      --------    -----       -----      -----
TOTAL:                    6,438   $1,266,138,649   100.00%    7.58%      639      $196,666    82.36%      32.52%     17.16%
                          =====   ==============   ======    =====       ===      ========    =====       =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 639.

CREDIT SCORES - TOTAL COLLATERAL

                         NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------  --------------  ----------  --------  --------  -----------  --------  -------  -------
476 to 500                    6   $    1,018,431      0.08%    8.418%      500      $169,738    74.47%    86.26%    0.00%
501 to 525                  154       31,546,889      2.49     8.252       516       204,850    74.78     60.01     0.00
526 to 550                  226       45,896,126      3.62     7.974       537       203,080    76.27     55.64     0.00
551 to 575                  367       78,996,923      6.24     7.728       563       215,250    80.29     53.21     0.00
576 to 600                  721      133,977,177     10.58     7.612       589       185,821    81.73     57.01     8.07
601 to 625                1,307      250,469,440     19.78     7.641       613       191,637    82.80     31.93    13.07
626 to 650                1,217      234,168,850     18.49     7.555       638       192,415    82.88     29.01    14.51
651 to 675                  979      189,227,929     14.95     7.585       663       193,287    83.77     17.62    19.34
676 to 700                  595      120,098,761      9.49     7.446       687       201,847    83.15     19.91    27.91
701 to 725                  404       80,090,907      6.33     7.363       712       198,245    83.62     22.17    38.65
726 to 750                  249       55,938,339      4.42     7.321       737       224,652    83.44     25.94    37.81
751 to 775                  113       22,048,780      1.74     7.374       762       195,122    82.66     15.77    42.30
776 to 800                   93       20,946,524      1.65     7.192       787       225,231    82.35     32.59    37.33
801 to 825                    7        1,713,572      0.14     7.362       804       244,796    86.25     16.62    18.35
                          -----   --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                    6,438   $1,266,138,649    100.00%    7.584%      639      $196,666    82.36%    32.52%   17.16%
                          =====   ==============    ======     =====       ===      ========    =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 639.

CREDIT SCORES - ARM POOLS ONLY

                         NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------  --------------  ----------  --------  --------  -----------  --------  -------  -------
476 to 500                    6   $    1,018,431      0.10%    8.418%      500      $169,738    74.47%    86.26%    0.00%
501 to 525                  147       30,348,491      2.83     8.217       516       206,452    74.67     60.14     0.00
526 to 550                  208       43,946,288      4.10     7.943       537       211,280    76.39     54.45     0.00
551 to 575                  336       74,377,890      6.94     7.696       563       221,363    80.33     51.77     0.00
576 to 600                  495      116,039,114     10.83     7.325       589       234,422    80.87     56.25     9.32
601 to 625                  802      210,953,212     19.69     7.212       613       263,034    81.13     31.37    15.52
626 to 650                  719      195,049,355     18.21     7.089       638       271,279    81.04     27.97    17.42
651 to 675                  557      154,369,487     14.41     7.071       662       277,145    81.34     17.43    23.70
676 to 700                  335       97,372,468      9.09     6.999       687       290,664    80.71     20.19    34.42
701 to 725                  225       65,193,862      6.09     6.948       712       289,750    80.80     22.58    47.48
726 to 750                  144       45,883,037      4.28     6.950       736       318,632    81.07     24.91    46.10
751 to 775                   62       17,865,250      1.67     6.900       762       288,149    79.99     16.20    52.20
776 to 800                   52       17,294,329      1.61     6.828       787       332,583    80.22     32.37    45.22
801 to 825                    5        1,549,493      0.14     7.138       804       309,899    84.79     14.05    20.30
                          -----   --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                    4,093   $1,071,260,707    100.00%    7.217%      636      $261,730    80.59%    32.58%   20.28%
                          =====   ==============    ======     =====       ===      ========    =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 636.

CREDIT SCORES - FIXED POOLS ONLY

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                    7   $  1,198,399      0.61%    9.134%      518      $171,200     77.73%   56.59%   0.00%
526 to 550                   18      1,949,838      1.00     8.674       541       108,324     73.53    82.66    0.00
551 to 575                   31      4,619,033      2.37     8.242       564       149,001     79.64    76.45    0.00
576 to 600                  226     17,938,063      9.20     9.472       590        79,372     87.27    61.96    0.00
601 to 625                  505     39,516,227     20.28     9.932       613        78,250     91.73    34.95    0.00
626 to 650                  498     39,119,495     20.07     9.877       639        78,553     92.08    34.19    0.00
651 to 675                  422     34,858,442     17.89     9.858       663        82,603     94.56    18.49    0.00
676 to 700                  260     22,726,293     11.66     9.359       687        87,409     93.59    18.69    0.00
701 to 725                  179     14,897,045      7.64     9.180       711        83,224     95.97    20.38    0.00
726 to 750                  105     10,055,303      5.16     9.015       738        95,765     94.25    30.65    0.00
751 to 775                   51      4,183,529      2.15     9.398       763        82,030     94.08    13.94    0.00
776 to 800                   41      3,652,195      1.87     8.917       787        89,078     92.45    33.60    0.00
801 to 825                    2        164,079      0.08     9.483       808        82,040    100.00    40.91    0.00
                          -----   ------------    ------     -----       ---      --------    ------    -----    ----
TOTAL:                    2,345   $194,877,942    100.00%    9.606%      652      $ 83,104     92.08%   32.23%   0.00%
                          =====   ============    ======     =====       ===      ========    ======    =====    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 507 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.